            First
          Financial
         Fund

ANNUAL
REPORT
March 31, 2001

Letter To Shareholders                       May 7, 2001

Dear Fellow Shareholder:
Uncertainties abound. A new President, new tax cuts, unprecedented Fed cuts, an unprecedented drop in Nasdaq stocks, a new "bear" market, last week a new "bull" market -- it seems the more investors dwell on these complex, convoluted (we say, inscrutable) issues, the more opportunities seem to arise in individual stocks. That is one reason we did well last quarter. Another was lower interest rates and our focus on the beneficiaries. Still another was investors espousing value over growth and strong balance sheets over cash poor ones. The proverbial bird in hand over the two in the bush is making a comeback.

                             TOTAL RETURN
                     For The Periods Ended 3/31/01

                                 6 Mos.        1 Year      3 Years      5 Years
First Financial Fund's NAV       21.8%          49.4%       -2.9%        13.8%
S&P 500                         -18.8          -21.7         3.0         14.2
NASDAQ Composite*               -49.9          -59.8         0.1         10.8
NASDAQ Banks*                     5.9           23.0        -5.3         12.3
SNL All Daily Thrift*            23.2           62.2         0.6         18.3
SNL MBS REITS                     7.2           25.1       -15.7          3.1
SNL Mortgage Banks*              50.6           79.6       -14.1         -3.0

1Source: Prudential Investments Fund Management LLC. The Fund's total return represents the change in net asset value from the beginning of the period noted through March 31, 2001 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results. Returns based on market price performance of the Fund's shares would be different.

*  Principal only.

Note: Returns for periods greater than one year are annualized.

Looking at the economy through the eyes of the financial sector, we see little evidence of a "second half snapback." Quite the contrary. The growth of problem credits has not slowed overall and in some categories has accelerated. Distress in the large, levered corporate arena has begun to seep into the middle market. On the consumer side, the credit card repayment rate has recently begun to subside -- a pretty reliable indicator of an acceleration of future charge-offs. Less equity cushion on home collateralized lending leaves these loans and home prices vulnerable to a protracted period of layoffs. Brokerage and investment banking depend heavily on the velocity of money. So, while the institutional investor is still trading and merger activity is strong, IPO's are few and far between and the retail investor has gone dormant. Overall, the first quarter earnings of most portfolio holdings came in as projected (in stark contrast to the results in technology and telecommunications) but earnings quality declined.

On the positive side of the ledger, we are seeing mergers between financials that, in general, promise greater odds of success for the surviving entity. The days of huge premium deals based on fantasy cost savings and difficult revenue synergies have come and gone. We trust the same fate awaits pooling accounting this summer. Also positive for the incumbent financials is the end of zero-cost financing for internet only distributors. The delivery of financial services over the internet will continue to accelerate. But winning over and securing the trust of the notoriously intransigent financial services customer has been too costly for almost all internet only models to survive

We agree with the latest remarks of the master, Warren Buffet, that "the long-term prospects for equities in general is far from exciting." This may be the best single advertisement for a sound, disciplined approach to investing over the next several years.

Sincerely,


Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 2001        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--78.5%
COMMON STOCKS--78.3%
------------------------------------------------------------
Banks & Thrifts  48.7%
  12,800    Abington Bancorp, Inc.                 $    168,800
  34,600    Algiers Bancorp, Inc.                       311,400
 145,300    American Financial Holdings, Inc.*        3,105,787
 110,600    Astoria Financial Corp.                   5,910,187
 129,700    Bostonfed Bancorp, Inc.                   3,009,040
  89,640    Broadway Financial Corp.                    806,760
 225,500    Capital Crossing Bank*                    4,425,437
  86,600    CBES Bancorp, Inc.                        1,044,613
 142,538    CCF Holding Co.                           1,710,456
 101,900    Commerce Bancorp, Inc.                    6,114,000
 118,000    Commercial Bank New York                  3,761,250
  60,000    Community Bank San Jose
              California(a)                           1,591,200
 155,500    Community Financial Corp.                 2,196,438
 408,700    Connecticut Bancshares Inc.*              8,531,612
 195,000    Dime Bancorp, Inc.                           45,703
   2,000    Downey Financial Corp.                       90,600
  53,500    East West Bancorp, Inc.                   1,029,875
  25,000    Eldorado Bancshares, Inc.                   300,000
 202,900    Fidelity Federal Bancorp.                   355,075
  24,000    First Financial Corp.                       330,000
 227,750    First Republic Bank                       5,010,500
 313,500    FirstFed America Bancorp, Inc.            4,705,635
 252,000    FirstFed Bancorp, Inc.                    1,890,000
 345,100    FirstFed Financial Corp.                  9,662,800
 199,000    Hawthorne Financial Corp.*                3,383,000
  19,999    HFB Financial Corp.                         227,489
  19,500    Iberiabank Corp.                            465,563
 110,000    J.P. Morgan Chase & Co.                   4,939,000
  41,600    Lincoln Bancorp Indiana                     553,800
  25,000    M & T Bank Corp.                          1,747,500
 358,400    Metris Companies, Inc.                    7,447,552
 219,600    MetroCorp Bancshares, Inc.                2,401,875
 224,000    North Valley Bancorp.                     3,010,000
 210,000    Northeast Pennsylvania Financial
              Corp.                                   2,541,000
  87,000    Old Kent Financial Corp.                  3,306,000
 134,100    Oregon Trail Financial Corp.              1,894,163
 471,800    Pacific Century Financial Corp.*          8,964,200
 102,900    Pacific Crest Capital, Inc.               1,826,475
  34,600    Peoples Financial Corp.                     207,600
 165,930    Perpetual Federal Savings Bank            2,405,985
 508,300    Port Financial Corp.                   $  9,276,475
  94,900    PrivateBankcorp, Inc.*                    1,512,469
 317,300    Provident Financial Holdings, Inc.*       6,762,456
  40,650    Redwood Financial, Inc.*                    315,037
  45,000    River Valley Bancorp.                       753,750
  47,800    Rowan Bancorp, Inc.*                        705,050
 140,000    Southwest Bancorp, Inc.                   3,220,000
  32,500    St. Landry Financial Corp.*                 227,500
  21,100    Team Financial, Inc.                        154,294
 238,200    Thistle Group Holdings Co.*               2,337,337
   7,276    Tri-County Bancorp, Inc.                     90,950
 199,600    Troy Financial Corp.*                     3,068,850
 118,000    UCBH Holdings, Inc.                       5,745,125
 184,900    Unionbancal Corp.                         5,371,345
 158,900    Woronoco Bancorp, Inc.*                   2,462,933
                                                   ------------
                                                    153,431,941
                                                   ------------
------------------------------------------------------------
Other Financial Intermediaries--25.6%
 210,000    American Physicians Capital, Inc.         3,832,500
 271,100    Anthracite Capital, Inc.                  2,616,115
 574,200    Banner Central Finance Co.                  407,682
   7,700    Digital Insight Corp.                        88,550
 227,875    First Mortgage Corp.*                       655,141
 155,504    Fortress Investment Corp.(a)              2,021,552
 286,702    Hanmi Financial Corp.*                    4,891,854
 272,590    Healthcare Financial Partners,
              Inc.(a)                                 4,184,256
 574,200    Hispanic Express, Inc.                      407,682
  35,000    Istar Financial, Inc.                       807,450
  74,200    Landamerica Financial Group, Inc.         2,640,036
 808,800    LNR Property Corp.                       22,929,480
1,074,000   Ocwen Financial Corp.*                    9,118,260
 310,600    Pacific Union Bank*                       3,591,312
 223,000    Rait Investment Trust                     3,075,170
 959,315    Resource America, Inc.                   10,192,722
 323,000    Silicon Valley Bancshares                 7,590,500
  73,900    Vista Bancorp, Inc.                       1,653,512
                                                   ------------
                                                     80,703,774
                                                   ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 2001        FIRST FINANCIAL FUND, INC.
-------------------------------------------------------------------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Savings & Loan--4.0%
 238,500    Citizens First Bancorp, Inc.           $  3,175,031
 170,000    First Federal Bancshares, Inc.            2,433,125
 184,400    Floridafirst Bancorp, Inc.                2,766,000
  83,300    Ledger Capital Corp.                        916,300
  80,000    Quaker City Bancorp, Inc.                 1,910,000
  55,900    Richmond County Financial Corp.           1,642,063
                                                   ------------
                                                     12,842,519
                                                   ------------
            Total common stocks
              (cost $206,107,442)                   246,978,234
                                                   ------------
------------------------------------------------------------
Warrants*
 109,036    Healthcare Financial Partners, Inc.
              expiring December '01(a)                        0
       1    Golden State Bancorp, Inc.
              expiring January '01                            1
                                                   ------------
            Total warrants
              (cost $0)                                       1
                                                   ------------
Principal
Amount
(000)
------------------------------------------------------------
Convertible Bonds--0.2%
  $1,000    Online Resources & Communications
              Zero Coupon, 9/30/05                      600,000
                                                   ------------
            Total long-term investments
              (cost $207,107,442)                   247,578,235
                                                   ------------
SHORT-TERM INVESTMENTS--18.0%
Repurchase Agreement--18.0%
 $56,701    Paribas Corp., 5.27%, dated 3/30/01,
              due 4/2/01 in the amount of
              $56,725,901 (cost $56,701,000;
              collateralized by $51,507,000 U.S.
              Treasury Notes 6.875%, due
              5/15/06, value of collateral
              including interest $58,002,420)      $ 56,701,000
                                                   ------------
------------------------------------------------------------
Certificates of Deposit
       2    Brookline Savings,
              6.00%, 5/27/01                              1,507
      22    First Federal Savings Bank,
              4.00%, 4/14/01                             22,034
      22    Naugatuck Valley Savings & Loan
              Assoc., 3.00%, 4/25/01                     21,524
                                                   ------------
            Total certificates of deposit
              (cost $45,065)                             45,065
                                                   ------------
            Total short-term investments
              (cost $56,746,065)                     56,746,065
                                                   ------------
------------------------------------------------------------
Total Investments--96.5%
            (cost $263,853,507; Note 3)             304,324,300
            Other assets in excess of
              liabilities--3.5%                      11,068,038
                                                   ------------
            Net Assets--100%                       $315,392,338
                                                   ------------
                                                   ------------

---------------
 * Non-income-producing security.
(a) Indicates a fair valued security.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities                   FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

Assets                                                                                                         March 31, 2001
Investments, at value (cost $207,152,507)..................................................................       $247,623,300
Repurchase agreement, at value (cost $56,701,000)..........................................................         56,701,000
Cash.......................................................................................................                379
Receivable for investments sold............................................................................         13,659,240
Dividends and interest receivable..........................................................................            346,665
Other assets...............................................................................................            177,045
                                                                                                                 --------------
   Total assets............................................................................................        318,507,629
                                                                                                                 --------------
Liabilities
Payable for investments purchased..........................................................................          1,606,053
Advisory fee payable.......................................................................................          1,234,686
Accrued expenses...........................................................................................            128,526
Administration fee payable.................................................................................            116,369
Deferred directors' fees...................................................................................             29,657
                                                                                                                 --------------
   Total liabilities.......................................................................................          3,115,291
                                                                                                                 --------------
Net Assets.................................................................................................       $315,392,338
                                                                                                                 --------------
                                                                                                                 --------------
Net assets were comprised of:
   Common stock, at par; 25,064,981 shares issued..........................................................       $     25,065
   Paid-in capital in excess of par........................................................................        278,076,064
   Cost of 540,294 shares held in treasury.................................................................         (4,766,416)
                                                                                                                 --------------
                                                                                                                   273,334,713
   Undistributed net investment income.....................................................................          2,060,597
   Accumulated net realized losses.........................................................................           (473,765)
   Net unrealized appreciation on investments..............................................................         40,470,793
                                                                                                                 --------------
   Net assets, March 31, 2001..............................................................................       $315,392,338
                                                                                                                 --------------
                                                                                                                 --------------
Net asset value per share ($315,392,338 / 24,524,687 shares of common stock outstanding)...................              $12.86
                                                                                                                 --------------
                                                                                                                 --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          March 31, 2001
Income
   Dividends................................    $  5,926,442
   Interest.................................       2,977,539
                                               --------------
      Total income..........................       8,903,981
                                               --------------
Expenses
   Investment advisory fee..................       1,664,134
   Administration fee.......................         384,392
   Legal fees and expenses..................         324,000
   Reports to shareholders..................         205,000
   Custodian's fees and expenses............          75,000
   Transfer agent's fees and expenses.......          52,000
   Listing fees.............................          43,000
   Directors fees...........................          28,000
   Audit fee................................          22,000
   Miscellaneous............................          22,719
                                               --------------
      Total operating expenses..............       2,820,245
   Loan interest (Note 4)...................       2,649,461
                                               --------------
      Total expenses........................       5,469,706
                                               --------------
Net investment income.......................       3,434,275
                                               --------------
Realized and Unrealized
Gain on Investments
Net realized gain on investment
   transactions.............................      15,308,555
Net change in unrealized depreciation of
   investments..............................      85,599,520
                                               --------------
Net gain on investments.....................     100,908,075
                                               --------------
Net Increase in Net Assets
Resulting from Operations...................    $104,342,350
                                               --------------
                                               --------------

FIRST FINANCIAL FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                  Year Ended
Increase (Decrease) in Cash                     March 31, 2001
Cash flows provided from operating activities
   Dividends and interest received............  $   8,839,836
   Operating expenses paid....................     (2,300,193)
   Loan interest paid.........................     (2,412,022)
   Purchases of short-term portfolio
      investments.............................    (36,966,659)
   Purchases of long-term portfolio
      investments.............................   (212,003,594)
   Proceeds from disposition of long-term
      portfolio investments...................    293,516,291
   Other assets...............................        (61,675)
                                                --------------
   Net cash provided from operating
      activities..............................     48,611,984
                                                --------------
Cash used for financing activities
   Cash dividends paid........................     (2,462,878)
   Cash used to reacquire Fund shares.........     (1,148,855)
   Repayment of loan..........................    (45,000,000)
                                                --------------
   Net cash used for financing activities.....    (48,611,733)
                                                --------------
   Net increase in cash.......................            251
   Cash at beginning of year..................            128
                                                --------------
   Cash at end of year........................  $         379
                                                --------------
                                                --------------
Reconciliation of Net Increase in Net Assets
to Net Cash Provided from Operating Activities
Net increase in net assets resulting from
   operations.................................  $ 104,342,350
                                                --------------
Decrease in investments.......................     55,005,704
Net realized gain on investment
   transactions...............................    (15,308,555)
Net increase in unrealized appreciation
   (depreciation) of investments..............    (85,599,520)
Increase in receivable for investments sold...    (11,341,643)
Increase in dividends and interest
   receivable.................................        (64,145)
Increase in other assets......................        (61,675)
Increase in payable for investments
   purchased..................................        881,977
Increase in accrued expenses and other
   liabilities................................        757,491
                                                --------------
      Total adjustments.......................    (55,730,366)
                                                --------------
Net cash provided from operating activities...  $  48,611,984
                                                --------------
                                                --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                      Year Ended March 31,
Increase (Decrease)              -------------------------------
in Net Assets                        2001              2000
                                 ------------      -------------
Operations
   Net investment income......   $  3,434,275      $   3,059,502
   Net realized gain (loss) on
      investment
      transactions............     15,308,555         (7,515,804)
   Net change in unrealized
      appreciation of
      investments.............     85,599,520          2,825,134
                                 ------------      -------------
   Net increase (decrease) in
      net assets resulting
      from operations.........    104,342,350         (1,631,168)
                                 ------------      -------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income.......     (2,462,878)        (1,970,302)
Cost of Fund shares
reacquired....................     (1,148,855)        (3,617,561)
                                 ------------      -------------
Total increase (decrease).....    100,730,617         (7,219,031)
Net Assets
Beginning of year.............    214,661,721        221,880,752
                                 ------------      -------------
End of year(a)................   $315,392,338      $ 214,661,721
                                 ------------      -------------
                                 ------------      -------------
---------------
(a) Includes undistributed net
investment income of..........   $  2,060,597      $   1,089,200
                                 ------------      -------------

FIRST FINANCIAL FUND, INC.
Notes to Financial Statements
------------------------------------------------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in Maryland on March 3, 1986, as a closed-end, diversified investment company. The Fund's primary investment objective is to achieve long-term capital appreciation with the secondary objective of current income by investing in securities issued by savings and banking institutions, mortgage banking institutions and their holding companies. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities for which market quotations are readily available--including securities listed on national securities exchanges and those traded over-the-counter--are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

Repurchase Agreement: All securities are valued as of 4:15 p.m., New York time. In connection with repurchase agreement transactions with financial institutions, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceed one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of collateral. If the seller defaults, and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. Cash Flow Information: The Fund invests in securities and pays dividends from net investment income and distributions from net realized gains which are paid in cash or are reinvested at the discretion of shareholders.
--------------------------------------------------------------------------------
                                       7

Notes to Financial Statements                         FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management.

Federal Income Taxes: It is the Fund's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Fund expects to declare and pay dividends from net investment income and any net capital gains if any, annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for wash sales.

------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with Wellington Management Company, LLP (the 'Investment Adviser') and with Prudential Investments Fund Management LLC (the 'Administrator'). The Investment Adviser makes investment decisions on behalf of the Fund; the Administrator provides occupancy and certain clerical and accounting services to the Fund. The Fund bears all other costs and expenses.
The investment advisory agreement provides for the Investment Adviser to receive a fee, computed monthly and payable quarterly, at the following annual rates:
 .75% of the Fund's average month-end net assets up to and including $50 million, and .625% of such assets in excess of $50 million. The administration agreement provides for the Administrator to receive a fee, computed monthly and payable quarterly, at the annual rate of .15% of the Fund's average month-end net assets.

Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended March 31, 2001 were $212,885,571 and $304,857,932, respectively.

The cost basis of the Fund's investments for federal income tax purposes, including short-term investments, at March 31, 2001 was $265,143,840; and, accordingly, net unrealized appreciation for federal income tax purposes was $39,180,460 (gross unrealized appreciation--$53,456,987; gross unrealized depreciation--$14,276,527).

For federal income tax purposes, the Fund utilized capital loss carryforward as of March 31, 2001 of approximately $6,483,800. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The Fund will elect to treat net capital losses of approximately $6,703,000 incurred in the five month period ended March 31, 2000 as having occurred in the current fiscal year.

------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement (the 'Agreement') with an unaffiliated lender. The maximum commitment under the Agreement is $45,000,000. These borrowings may be set to any desired maturity at a rate of interest determined by the lender at the time of borrowing. The credit agreement expires on April 30, 2001. However, the credit agreement was renewed prior to its expiration date under the same terms. The expiration date of the renewed credit agreement is April 29, 2002. While outstanding, the borrowings will bear interest, payable monthly. During the period while the loan was outstanding, the average daily balance outstanding for the year ended March 31, 2001 was $45,000,000 at a weighted average interest rate of 6.89%. The highest face amount of borrowing outstanding at any month-end during the year ended March 31, 2001 was $45,000,000. The Fund did not have a loan balance at March 31, 2001.

------------------------------------------------------------
Note 5. Capital
There are 50 million shares of $.001 par value common stock authorized. Of the 25,064,981 shares issued as of March 31, 2001, the Investment Adviser owned 10,994 shares. During the year ended March 31, 2001, the Fund repurchased 104,094 of its own shares at a weighted average discount of 15.2%. During the fiscal year ended March 31, 2000, the Fund issued 436,200 shares in connection with a cash distribution paid in stock.
--------------------------------------------------------------------------------
                                       8

Financial Highlights                                  FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------

                                                                                     Year Ended March 31,
                                                                 ------------------------------------------------------------
                                                                   2001         2000         1999         1998         1997
                                                                 --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................    $   8.72     $   8.85     $  18.94     $  15.26     $  13.71
                                                                 --------     --------     --------     --------     --------
Income from investment operations
Net investment income........................................         .14          .12          .11          .14          .22
Net realized and unrealized gain (loss) on investments.......        4.09         (.20)       (7.20)        6.84         4.84
                                                                 --------     --------     --------     --------     --------
   Total from investment operations..........................        4.23         (.08)       (7.09)        6.98         5.06
                                                                 --------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment income.........................        (.10)        (.08)        (.05)        (.14)        (.21)
Distributions from net realized gains........................          --           --        (2.59)       (2.68)       (3.36)
Distributions in excess of net realized gains................          --           --         (.45)        (.63)       --
                                                                 --------     --------     --------     --------     --------
   Total dividends and distributions.........................        (.10)        (.08)       (3.09)       (3.45)       (3.57)
                                                                 --------     --------     --------     --------     --------
Increase resulting from Fund share repurchase................         .01          .03           --           --          .06
Net change resulting from the issuance of Fund shares........          --           --          .09          .15        --
                                                                 --------     --------     --------     --------     --------
Net asset value, end of year(a)..............................    $  12.86     $   8.72     $   8.85     $  18.94     $  15.26
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
Market price per share, end of year(a).......................    $  11.29     $ 7.8125     $ 7.3125     $ 20.813     $ 14.500
                                                                 --------     --------     --------     --------     --------
                                                                 --------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN(b):..................................       49.40%        7.93%      (53.65)%      72.59%       42.10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................    $315,392     $214,662     $221,881     $387,852     $270,496
Average net assets (000).....................................    $258,156     $230,163     $296,740     $320,484     $238,967
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring expenses..................................        1.09%        1.06%         .94%         .91%        1.03%
   Total expenses............................................        2.12%        2.20%        1.61%        1.25%        1.56%
   Net investment income.....................................        1.33%        1.33%         .91%         .82%        1.43%
Portfolio turnover rate......................................          85%          63%          65%          43%          70%
Total debt outstanding at end of year (000 omitted)..........    $     --     $ 45,000     $ 45,000     $ 20,000     $ 18,400
Asset coverage per $1,000 of debt outstanding................    $     --     $  5,768     $  5,931     $ 20,393     $ 15,701

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the dividend reinvestment plan. This calculation does not reflect brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the year indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Report of Independent Accountants                     FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of First Financial Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc. (the 'Fund') at March 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 22, 2001
--------------------------------------------------------------------------------
                                       10

Tax Information (Unaudited)                           FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (March 31, 2001) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year.

Accordingly, we are advising you that during the fiscal year ended March 31, 2001, the Fund paid dividends of $.10 per share, which are taxable as ordinary income. Further, we wish to advise you that 100% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 2001 qualified for the corporate dividend received deduction available to corporate taxpayers.
In January 2002, shareholders will receive a Form 1099-DIV or substitute Form 1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 2001 federal income tax returns. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information                                     FIRST FINANCIAL FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent, unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent or by telephone in accordance with specific procedures and will receive certificates for whole Shares and cash for fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       11

Directors
Eugene C. Dorsey
Robert E. LaBlanc
Douglas H. McCorkindale
Thomas T. Mooney
Clay T. Whitehead

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

320228109